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                                       FORM 8-K
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K

                                    CURRENT REPORT
        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                          Date of Report: November 18, 1998

                                 AFFINITY GROUP, INC.
                   Exact Name of Registrant as Specified in Charter


           DELAWARE                   0-22852                  13-3377709
(State or other jurisdiction        (Commission              (IRS Employer
        of corporation)             File Number)           Identification No.)


64 Inverness Drive East                                (303) 792-7284
Englewood, CO   80112                                  (Registrant's telephone
Address of principal executive offices                 number incl. area code)


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ITEM 5.   OTHER EVENTS

a) Affinity Group, Inc. announced that, on November 18, 1998, notice was given to redeem its $120 million of 11 1/2% Senior Subordinated Notes due 2003. The redemption date is December 18, 1998. The notes will be redeemed at 104.313% of par plus accrued interest to the date of redemption. The redemption is being funded from proceeds of a new bank credit facility arranged by the Company. A copy of the Notice of Redemption is attached as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     EXHIBITS

     Exhibit 99.1 Notice of Redemption of Affinity Group, Inc. 11 1/2% Senior Subordinated Notes due 2003.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       AFFINITY GROUP, INC.

Date:  November 19, 1998               /s/  MARK J. BOGGESS
                                       Senior Vice President, CFO